Capital Income Builder
                              333 South Hope Street
                       Los Angeles, California 90071-1406

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $566,172
------------------ --------------------------------
------------------ --------------------------------
Class B            $37,296
------------------ --------------------------------
------------------ --------------------------------
Class C            $54,834
------------------ --------------------------------
------------------ --------------------------------
Class F            $24,746
------------------ --------------------------------
------------------ --------------------------------
Total              $683,048
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $5,059
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $793
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,702
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $270
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $59
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $205
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,076
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,428
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $554
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,036
------------------ --------------------------------
------------------ --------------------------------
Total              $17,182
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.8999
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6979
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.6759
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.8726
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.8648
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.6464
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.6492
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.7831
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.8479
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.6704
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.6789
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.8038
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.8752
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.9541
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            697,261
------------------ ----------------------------------
------------------ ----------------------------------
Class B            58,071
------------------ ----------------------------------
------------------ ----------------------------------
Class C            93,622
------------------ ----------------------------------
------------------ ----------------------------------
Class F            33,674
------------------ ----------------------------------
------------------ ----------------------------------
Total              882,628
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        6,875
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,355
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,986
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        398
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        84
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          428
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,591
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,706
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          871
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,666
------------------ ----------------------------------
------------------ ----------------------------------
Total              24,960
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $51.65
----------------------- -------------------------
----------------------- -------------------------
Class B                 $51.65
----------------------- -------------------------
----------------------- -------------------------
Class C                 $51.65
----------------------- -------------------------
----------------------- -------------------------
Class F                 $51.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $51.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $51.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $51.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $51.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $51.65
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $51.65
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $51.65
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $51.65
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $51.65
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $51.65
----------------------- -------------------------